EXHIBIT 10.18

                            NUVERA FUEL CELLS, INC.

                           2000 STOCK INCENTIVE PLAN


     1. Purposes of the Plan.

     The purposes of this 2000 Stock Incentive Plan of NUVERA FUEL CELLS, INC. (the "Company") are to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate, and retain employees, directors, and consultants of exceptional ability and to provide a means to encourage stock ownership and a proprietary interest in the Company to selected employees, directors, and consultants of the Company upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

     2. Definitions.

          (a) "Award" shall mean any Option, Other Stock-Based Award or award of Restricted Stock granted under the Plan.

          (b) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Change of Control" shall mean the first to occur of:

               (i) an individual, corporation, partnership, group, associate or other entity or "person", as such term is defined in Section 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), other than Arthur D. Little, Inc., De Nora New Energy Investments B.V. , any non-natural person 100% of the capital stock of which is owned by Norfin S.p.A., the Company or any employee benefit plan(s) sponsored by the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 66-2/3% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors;

               (ii) individuals who constitute the Board of Directors of the Company on the effective date of the Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any Approved Director, as hereinafter defined, shall be, for purposes of this subsection (ii), considered as though such person were a member of the Incumbent Board. An "Approved Director", for purposes of this subsection (ii), shall mean any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such



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          person is named as a nominee of the Company for director), but shall not include any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or "person" other than the Board;

               (iii) the approval by the shareholders of the Company of a plan or agreement providing (A) for a merger or consolidation of the Company other than with a wholly-owned subsidiary and other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) for a sale, exchange or other disposition of all or substantially all of the assets of the Company. If any of the events enumerated in this subsection (iii) occurs, the Committee shall determine the effective date of the Change of Control resulting therefrom for purposes of the Plan.

               (iv) In addition to the events described in subsections (i),
          (ii) and (iii), it shall be a "Change of Control" for purposes hereof for any Participant principally employed in the business of a Designated Business Unit, as hereinafter defined, if an event described in subsections (i), (ii) or (iii) shall occur, except that for purposes of this subsection (iv), references in such subsections to the "Company" shall be deemed to refer to the Designated Business Unit in the business of which the Participant is principally employed. A Change in Control described in this subsection (iv) shall apply only to a Participant employed principally by the affected Designated Business Unit. For purposes of this subsection (iv), "Designated Business Unit" shall mean Nuvera Fuel Cells Europe, S.r.l. and any other business unit identified as a Designated Business Unit by the Committee from time to time.

          (e) "Committee" means the Finance Committee of the Board; provided, that the Board by resolution duly adopted may at any time or from time to time determine to assume any or all of the functions of the Committee under the Plan, and during the period of effectiveness of any such resolution, references herein to the "Committee" will mean the Board acting in such capacity.

          (f) "Common Stock" means the Common Stock, $.01 par value, of the Company.

          (g) "Company" means NUVERA FUEL CELLS, INC., a Delaware corporation.


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          (h) "Eligible Person" means any person who, at the time of the grant of an Option or Restricted Stock Award, is an employee, director, or consultant of the Company or any subsidiary.

          (i) "Fair Market Value" means the value of a share of Common Stock as of the relevant time of reference, as determined as follows. If the Common Stock is then publicly traded, Fair Market Value will be (i) the most recent closing price of a share of Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the most recent closing price of the Common Stock reported in The NASDAQ Stock Market's National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices for the Common Stock quoted by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or reported in The NASDAQ Stock Market's National Market. If the Common Stock is not then publicly traded, Fair Market Value will be the fair value of a share of the Common Stock as determined by the Board or the Committee, taking into consideration such factors as it deems appropriate, which may include recent sale and offer prices of Common Stock in arms'-length transactions.

          (j) "Participant" means any Eligible Person selected to receive an Award hereunder.

          (k) "Restricted Stock Award" means a right to the grant or purchase, at a price determined by the Committee, of Common Stock which is nontransferable and subject to substantial risk of forfeiture until specific conditions of continuing employment or performance are met.

          (l) "Incentive Stock Option" means an Option intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code and regulations thereunder or any successor provision thereto.

          (m) "Option" means an Incentive Stock Option or a nonqualified stock option awarded under this Plan.

          (n) "Other Stock-Based Award" shall mean an award granted under
     Section 8 of this Plan.

          (o) "Plan" means this Nuvera Fuel Cells, Inc. 2000 Stock Incentive Plan, as it may be amended and/or restated and in effect from time to time.

          (p) "Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.



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     3. Shares of Common Stock Subject to the Plan.

          (a) Subject to adjustment in accordance with the provisions of
     Section 3 and Section 8 of the Plan, the aggregate number of shares of Common Stock that may be issued pursuant to Awards under the Plan will not exceed an aggregate of 176,124 shares of Common Stock. Subject to adjustment as provided in Section 3(e), no participant may receive Options and/or stock appreciation rights under the Plan in any calendar year that relate to more than 20,000 Shares.

          (b) The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Committee, from authorized but unissued shares of Common Stock and/or from previously issued shares of Common Stock reacquired by the Company.

          (c) If, after the effective date of the Plan, any Shares covered by an Award (other than a Substitute Award) or to which such an Award relates, are forfeited, or if such an Award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, to the extent of any such forfeiture or termination, shall again be, or shall become, available for issuance under the Plan.

          (d) In the event that any Option or other Award granted hereunder (other than a Substitute Award) is exercised through the delivery of Shares, or in the event that withholding tax liabilities arising from such Option or Award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld.

          (e) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, including the aggregate and individual limits specified in Section 3(a), (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

          (f) Shares underlying Substitute Awards shall not reduce the number of Shares remaining available for issuance under the Plan.


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     4. Administration of the Plan.

          (a) The Plan will be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law). The captions of sections of the Plan are for reference only and will not affect the interpretation or construction of the Plan.

          (b) The Plan will be administered by the Committee, which will consist of two or more persons. The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee will determine the Eligible Persons to whom, and the time or times at which, Awards may be granted and the number of shares subject to each Award. The Committee also has authority (i) to interpret the Plan,
     (ii) to determine the terms and provisions of the Award Agreements, and
     (iii) to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

          (c) No member of the Committee will be liable for any action taken or determination made in good faith by the Committee with respect to the Plan or any Award under it.

     5. Grants, Eligibility.

          (a) The Committee will determine and designate from time to time those Eligible Persons who are to be granted Awards, the type of each Option and/or Award to be granted and the number of shares covered thereby or issuable upon exercise thereof, and the number of shares covered by each Award. Each Award will be evidenced by an Award Agreement which may include any other terms and conditions not inconsistent with the Plan, as the Committee may determine.

          (b) Holders of options and other types of Awards granted by a company acquired by the Company or with which the Company combines are eligible for grant of Substitute Awards hereunder.

     6. Terms and Conditions of Stock Options.

          (a) The price at which Common Stock may be purchased by a Participant under an Option, the term of an Option and the other terms and conditions relating thereto will be determined by the Committee.

          (b) Each Option will be exercisable at such time or time, during such periods, and for such numbers of shares as is determined by the Committee and set forth in the applicable Award Agreement (subject to acceleration by the Committee, in its discretion).

          (c) Unless the Committee otherwise determines (whether at the time the Option is granted or otherwise), upon the exercise of an Option, the purchase price will be


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     payable in full in cash. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

          (d) No fractional shares will be issued pursuant to the exercise of an Option, nor will any cash payment be made in lieu of fractional shares.

     7. Terms and Conditions of Restricted Stock Awards.

          (a) All shares of Common Stock subject to Restricted Stock Awards granted or sold pursuant to the Plan may be issued or transferred to the Participant for such consideration (which may consist wholly of services) as the Committee may determine, and will be subject to the following conditions:

               (i) The shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions, if any, are removed or expire, unless the Committee determines otherwise.

               (ii) The Committee may provide in the applicable Award Agreement that the certificates representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will be held in escrow by the Company until the restrictions on the shares lapse in accordance with the provisions of subsection (b) of this Section 7.

               (iii) Each certificate representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan may bear a legend making appropriate reference to the restrictions, if any, imposed.

               (iv) The Committee may impose other conditions on any shares subject to Restricted Stock Awards granted or sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange or securities quotations system upon which such shares or shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

          (b) Any restrictions imposed under subparagraph (a) above upon Restricted Stock Awards will lapse at such time or times, and/or upon the achievement of such predetermined performance objectives, as is or are determined by the Committee and set forth in the applicable Award Agreement (subject to acceleration by the Committee, in its discretion).

          (c) Subject to the provisions of subparagraphs (a) and (b) above, the holder will have all rights of a shareholder with respect to the shares covered by Restricted Stock Awards granted or sold, including the right to receive all dividends and other distributions paid or made with respect thereto; provided, however, that if requested by


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     the Company, he or she will execute an irrevocable proxy or enter into a voting agreement with the Company as determined by the Committee for the purpose of granting the Company or its nominee the right to vote all shares that remain subject to restrictions under this Section 7 in the same proportions (for and against) as the outstanding voting shares of the Company that are not subject to such restrictions are voted by the other shareholders of the Company on any matter, unless the Committee determines otherwise.

     8. Other Stock-Based Awards.

     The Committee is hereby authorized to grant to Participants such other Awards (including, without limitation, stock appreciation rights and rights to dividends and dividend equivalents) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares) as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 8 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, shall, except in the case of Substitute Awards, not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

     9. General Provisions.

          (a) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue in the employ of or as a director of or consultant to the Company or any of its Subsidiaries or affect the right of the Company or any Subsidiary to terminate the employment, directorship, or consulting relationship of any Participant at any time, with or without cause.

          (b) No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges or securities quotations systems upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements.

          (c) No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Award, except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.


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          (d) The Committee may adopt rules regarding the withholding of federal, state, or local taxes of any kind required by law to be withheld with respect to payments and delivery of shares to Participants under the Plan. The Company shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, shares of Common Stock, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action (including, without limitation, providing for elective payment of such amounts in cash, shares of Common Stock, other securities, other Awards or other property by the Participant) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

          (e) The Committee may cancel, with the consent of the Participant, all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or such different number of shares as the Option surrendered, or may require such voluntary surrender as a condition to a grant of a new Option to such Participant. Subject to the provisions of Section 6(d), such new Option will be exercisable at such time or time, during such periods, and for such numbers of shares, and in accordance with any other terms or conditions, as are specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

          (f) Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

          (g) Unless the provisions of an Award Agreement shall specifically provide that this Section 9(g) shall not apply, upon a Change in Control, all Awards shall become fully vested and exercisable, and any restrictions applicable to any Award shall automatically lapse.

     10. Amendment and Termination.

          (a) Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply or (ii) the consent of the affected Participant, if such action would adversely affect the rights of such Participant under any outstanding Award. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary to enable the Plan to achieve its stated purposes in any jurisdiction outside the United States in a tax-efficient manner and in compliance with local rules and regulations.


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          (b) The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or beneficiary of an Award, provided, however, that no such action shall impair the rights of any affected Participant or holder or beneficiary under any Award theretofore granted under the Plan.

          (c) The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 3(e) affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

          (d) Any provision of the Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award.

          (e) The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

     11. Effective Date of Plan and Duration of Plan.

     The effective date of the Plan is September 14, 2000, the date on which it was approved by the Board and shareholders of the Company. No Award may be granted under the Plan after the tenth anniversary of such effective date. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.